Exhibit 99.1


      Certification of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



Mark W. Jaindl, Chief Executive Officer and Harry C. Birkhimer, Chief Financial Officer of American Bank Incorporated (the "Company") each certify in his capacity as an officer of the Company that he has reviewed the quarterly report on Form 10-QSB of the Company for the quarter ended March 31, 2003 and that:

(1) the report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.


May 13, 2003                                          /s/ Mark W. Jaindl
-----------------------                               --------------------------
Date                                                  Mark W. Jaindl,
                                                      Chief Executive Officer

May 13, 2003                                          /s/ Harry C. Birkhimer
-----------------------                               --------------------------
Date                                                  Harry C. Birkhimer,
                                                      Chief Financial Officer


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